                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No.  )

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant []

   Check the appropriate box:

   [] Preliminary Proxy Statement
   [] Confidential, for Use of the Commission Only
      (as Permitted by Rule 14a-6(a)(2))
   [ X ] Definitive Proxy Statement
   [] Definitive Additional Materials
   [] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            CATALINA LIGHTING, INC.
 ---------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (check the appropriate box):

   [ X ] No fee required
   [] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)Title of each class of securities to which transaction applies:

   2)Aggregate number of securities to which transaction applies:

   3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4)Proposed maximum aggregate value of transaction:

   5)Total fee paid:

   [] Fee paid previously with preliminary materials.
   [] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1)Amount Previously Paid:

   2)Form, Schedule or Registration Statement No.:

   3)Filing Party:

   4)Date Filed:

                            CATALINA LIGHTING, INC.
                             18191 N.W. 68th Avenue
                              Miami, Florida 33015

                                                               February 23, 2002

Dear Catalina Lighting Shareholder:

   You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Catalina Lighting, Inc. to be held on Thursday, March 14, 2002, at 1:00 p.m. (local time) at the corporate offices of Catalina Lighting, Inc. located at 18191 N.W. 68th Avenue, Miami, Florida 33015.

   The Annual Meeting will include a discussion and voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement. You will also have an opportunity to ask questions.

   Please read the accompanying Notice of Annual Meeting and Proxy Statement carefully. Whether or not you plan to attend the Annual Meeting, you can ensure that your shares are represented at the Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Meeting.

   We look forward to seeing you on March 14, 2002.

                                        Sincerely,

                                        /s/ Eric Bescoby

                                        Eric Bescoby
                                        Chief Executive Officer

                            CATALINA LIGHTING, INC.
                             18191 N.W. 68th Avenue
                              Miami, Florida 33015

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 March 14, 2002

                               ----------------

   Notice is hereby given that the Annual Meeting of Shareholders of Catalina Lighting, Inc., a Florida corporation (the "Company"), will be held on March 14, 2002 at 1:00 p.m. (local time) at the Company's corporate offices located at 18191 N.W. 68th Avenue, Miami, Florida 33015, for the following purposes:

  1. To elect nine persons to the Company's Board of Directors to hold office until their respective terms of office shall expire and until their respective successors are duly elected and qualified; and

  2. To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

   Our Board of Directors has fixed the close of business on February 22, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Our Board is soliciting the enclosed proxy. Please carefully read the accompanying Proxy Statement for more information regarding the business to be transacted at the Annual Meeting. You will also find enclosed our Annual Report for the fiscal year ended September 30, 2001.

   For at least ten days before the Annual Meeting, we will make available, during normal business hours, a complete list of the shareholders entitled to vote at the Annual Meeting. You may examine the list for any purpose germane to the Annual Meeting. The list will be available at our offices, located at 18191 N.W. 68th Avenue, Miami, Florida 33015.

   Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the Annual Meeting in person. Returning the proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Lynn Skillen

                                          Lynn Skillen
                                          Chief Financial Officer and
                                           Secretary
Miami, Florida
February 23, 2002

                             YOUR VOTE IS IMPORTANT

   WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. WE HAVE ENCLOSED FOR YOUR CONVENIENCE A RETURN ENVELOPE. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

                            CATALINA LIGHTING, INC.

                             18191 N.W. 68TH AVENUE
                              MIAMI, FLORIDA 33015

                               ----------------

                                PROXY STATEMENT

                               ----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 March 14, 2002

                              GENERAL INFORMATION

   We are furnishing this Proxy Statement to shareholders of Catalina Lighting, Inc., a Florida corporation (the "Company"), in connection with our Board of Directors' solicitation of proxies for use at our 2002 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at our corporate offices at 18191 N.W. 68th Avenue, Miami, Florida 33015, on March 14, 2002 at 1:00 p.m. (local time). The purpose of the Annual Meeting is to elect nine persons to the Board of Directors and to transact such other business as may properly come before the meeting.

   As of the close of business on February 22, 2002 (the "Record Date"), we had outstanding 15,878,247 shares of common stock, par value $.01 per share (the "Common Stock"). We are mailing this Proxy Statement and the proxy card in the accompanying form on or about February 25, 2002 to shareholders of record as of the close of business on the Record Date. We have also enclosed our Annual Report for the fiscal year ended September 30, 2001 ("Fiscal 2001") (which does not form a part of the proxy solicitation material). The Annual Report includes consolidated financial statements for Fiscal 2001.

   You are urged to sign, date and promptly mail the enclosed proxy in the addressed envelope provided, which requires no postage in the United States.

                    PROXIES, QUORUM AND TABULATION OF VOTES

   Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. The shares represented by your proxy will be voted at the Annual Meeting in accordance with the choices you make on the proxy. If you do not specify any choices, the shares represented by the proxy will be voted FOR the director nominees chosen by our Board. So far as we presently know, there is no other business to be transacted at the Annual Meeting. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the person named in the proxy will vote on these matters in accordance with his discretion.

   Shares which are present or represented by proxy at the Annual Meeting will be counted for quorum purposes, regardless of whether the holder of the shares or proxy fails to vote ("abstentions") or whether a broker with discretionary authority fails to exercise its discretionary authority to vote ("broker non-votes"). However, if a broker or nominee limits on the proxy card the number of shares voted or indicates that the shares represented by the proxy card are not voted, any "non-votes" will not be voted and will not be counted as affirmative votes.

   If you give a proxy in response to this solicitation, you have the power to revoke it at any time before it is voted by taking any of the following actions: filing a written notice of revocation with our Secretary at our principal executive offices; filing a properly executed proxy showing a later date with our Secretary at our principal executive offices; or attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

   Our Amended and Restated Bylaws (the "Bylaws") provide that the holders of a majority of the shares of stock entitled to vote at any meeting of shareholders must be present in person or represented by proxy to constitute a quorum for the transaction of any business at the Annual Meeting. Accordingly, the presence of 7,939,124 shares, in person or represented by a properly signed and returned proxy, will constitute a quorum. Our Secretary will tabulate votes at the Annual Meeting.

                       MATTERS TO COME BEFORE THE MEETING

                                 Proposal No. 1
                             ELECTION OF DIRECTORS

   Pursuant to its authority under our Bylaws, the Board of Directors has reduced the number of directors that constitutes the Board from eleven to nine, effective upon the opening for business of the Annual Meeting. Accordingly, we will elect nine directors at the Annual Meeting. The Bylaws provide that each director is to hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified or until his earlier death, resignation or removal. Our Board has nominated Eric Bescoby, Kevin J. Calhoun,
C. Deryl Couch, Michael H. Kalb, Rodger R. Krouse, Marc J. Leder, George R. Rea, Patrick J. Sullivan and Clarence E. Terry, each of whom is presently a member of the Board, for election as directors at the Annual Meeting. All of the nominees have consented to be named as nominees and to serve if elected.

   Unless you withhold authority to vote for these persons, it is intended that your proxy will be voted FOR the election of the nine nominees. If on the date of the Annual Meeting one or more of the nominees are for any reason not able to serve, your proxy will be voted for the election of such substitute nominee or nominees as the Board shall designate.

   Information about the nominees is set forth below.

                                Director       Principal Occupation or Employment;
Name                             Since                  Directorships; Age
----                            -------- ------------------------------------------------
Eric Bescoby...................   2001   Chief Executive Officer of the Company since
                                         July 2001; President of JTECH Communications,
                                         Inc. (an electronic communications solutions
                                         provider) from April 2000 to June 2001; Division
                                         Director at Environmental Industries, Inc. (a
                                         full-service site development, landscape and
                                         horticultural services contractor) from
                                         September 1998 to March 2000; Division Director
                                         at Rain Bird Sprinkler Manufacturing Corporation
                                         (a leading irrigation manufacturer) from May
                                         1987 to August 1998; Age 48.
Kevin J. Calhoun...............   2001   Vice President of the Company since July 2001
                                         and Vice President of Sun Capital Partners, Inc.
                                         (a private investment firm) since July 2000;
                                         Chief Financial Officer of FryeTech, Inc. (a
                                         manufacturer of coated papers, specialty inks
                                         and MICR-encoded ribbon products) from September
                                         1998 to June 2000; Chief Financial Officer and
                                         Controller of The Panda Project, Inc. (a
                                         technology company) from September 1996 to
                                         August 1998; Director of Miles Kimball Company,
                                         Smart Papers, LLC and Genicom L.L.C.; Age 42.

                                Director       Principal Occupation or Employment;
Name                             Since                  Directorships; Age
----                            -------- ------------------------------------------------
C. Deryl Couch.................   2001   Vice President of the Company since July 2001
                                         and General Counsel of Sun Capital Partners,
                                         Inc. (a private investment firm) since May 2000;
                                         Deputy General Counsel of UniCapital Corporation
                                         (a specialty finance company) from June 1998 to
                                         May 2000; Shareholder of Greenberg Traurig
                                         Hoffman Lipoff Rosen & Quentel, P.A. (a full-
                                         service law firm) from 1995 to June 1998; Age
                                         40.
Michael H. Kalb................   2001   Vice President of the Company since July 2001
                                         and Vice President of Sun Capital Partners, Inc.
                                         since March 1999; Vice President of UniCapital
                                         Corporation (a specialty finance company) from
                                         May 1998 to February 1999; Consultant from
                                         January 1998 to May 1998; Investment Banker with
                                         Goldsmith Agio Helms (an investment banking
                                         company) from June 1993 to December 1997;
                                         Director of JTECH Communications, Inc. and Miles
                                         Kimball Company; Age 31.
Rodger R. Krouse...............   2001   Vice President of the Company since July 2001
                                         and Managing Director of Sun Capital Partners,
                                         Inc. (a private investment firm) since May 1995;
                                         Director of Northland Cranberries, Inc. (a
                                         publicly-held company), Miles Kimball Company,
                                         Smart Papers, LLC, Genicom, L.L.C. and various
                                         other privately-held companies; Age 40.
Marc J. Leder..................   2001   Vice President of the Company since July 2001
                                         and Managing Director of Sun Capital Partners,
                                         Inc. (a private investment firm) since May 1995;
                                         Director of Miles Kimball Company, Northland
                                         Cranberries, Inc. (a publicly-held company),
                                         Eckler Industries, LLC, First NLC Financial
                                         Services, LLC and various other privately-held
                                         companies; Age 40.
George R. Rea..................   2001   Director of Labtec Inc. (a provider of high-
                                         technology peripherals and accessories for
                                         computing, communication and entertainment) from
                                         September 1997 to March 2001; Director of
                                         Imaging Technologies Corporation (a developer
                                         and distributor of high-quality digital imaging
                                         solutions) from March 1994 to March 2000; Age
                                         64.
Patrick J. Sullivan............   2001   Director of Druid Oaks LLC, New Millenium
                                         Ventures LLC and MMV, LLC; Age 47.
Clarence E. Terry..............   2001   Vice President of the Company since July 2001
                                         and Managing Director of Sun Capital Partners,
                                         Inc. (a private investment firm) since September
                                         1999; Vice President of Rain Bird Sprinkler
                                         Manufacturing Corporation (a leading irrigation
                                         manufacturer) from October 1973 to September
                                         1999; Director of JTECH Communications, Inc.,
                                         Phoenix Structures & Services, Inc., HealthPlan
                                         Holdings, Inc., Nailite International, Inc.,
                                         Eckler Industries, LLC, Miles Kimball Company,
                                         Atlas Die, Inc. and Genicom, L.L.C.; Age 55.

   Six of the nominees are employed by Sun Capital Partners, Inc. In particular, Messrs. Krouse, Leder and Terry are Managing Directors, Mr. Couch is General Counsel and Messrs. Calhoun and Kalb are Vice Presidents of Sun Capital Partners, Inc. Sun Capital Partners, Inc. is an affiliate of Sun Catalina Holdings LLC ("Sun Catalina"), our majority shareholder. Please see "Certain Relationships and Related Transactions" below regarding our business relationships with other affiliates of this shareholder.

Meetings and Committees of the Board of Directors

   Our Board of Directors held 17 meetings in Fiscal 2001 and also took action by unanimous written consent on two occasions during the year. All directors attended at least 75% of the total number of meetings of the Board and the committees on which they served during Fiscal 2001. The Board has two principal committees: a Compensation and Stock Option Committee and Audit Committee. There is no Nominating Committee at this time. The Board will nominate individuals for election as directors and will also consider nominees recommended by shareholders if properly submitted. See "2003 Shareholder Proposals" below.

   Our Compensation and Stock Option Committee is responsible for developing our executive compensation strategy and for administering the policies and programs that implement this strategy. This Committee did not meet during Fiscal 2001. Since November 2001, the Committee has consisted of Messrs. Calhoun, Rea and Terry.

   Our Audit Committee recommends a firm to be selected as the independent auditors to audit our financial statements and to perform other audit-related services. In addition, this Committee reviews the scope and results of the audits that are conducted by the independent auditors, reviews interim and year-end results with management and considers the adequacy of our internal accounting procedures. The Audit Committee met one time during Fiscal 2001. Since November 2001, the Committee has consisted of Messrs. Rea, Sullivan and Wise, all of whom are independent directors, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

Vote Required

   Only affirmative votes are counted in the election of directors. Under applicable Florida law and our Bylaws, directors are to be elected by a plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting. Accordingly, the nine nominees for election as directors who receive the highest number of votes cast will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors.

The Board of Directors recommends a vote FOR each of the nominees listed above.

                              FURTHER INFORMATION

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

   Under the rules of the Securities and Exchange Commission (the "SEC"), a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered beneficially owned under the SEC's rules.

Management

   Our chief executive officer (Eric Bescoby), our former chief executive officer (Robert Hersh), our other three most highly compensated executive officers during Fiscal 2001 (David W. Sasnett, Dean Rappaport and Nathan Katz), our directors, and all of our current directors and executive officers as a group beneficially owned as of February 12, 2002 the number of shares of Common Stock set forth in the table below. The information on beneficial ownership in the table and related footnotes is based upon data furnished to us by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole investment power with respect to the shares included in the table.

                                                    Beneficial Ownership of
                                                         Common Stock
                                                   ----------------------------
                                                   Number of       Percentage
Name                                                 Shares      Outstanding(1)
----                                               ----------    --------------
Eric Bescoby.....................................         --           --
Robert Hersh.....................................     684,338(2)       4.2%
David W. Sasnett.................................     231,281(3)       1.4%
Dean Rappaport...................................     463,638(4)       2.8%
Nathan Katz......................................     929,780(5)       5.7%
Kevin J. Calhoun.................................         --           --
C. Deryl Couch...................................         --           --
Michael H. Kalb..................................         --           --
Rodger R. Krouse.................................  13,336,455(6)      66.7%
Marc J. Leder....................................  13,336,455(6)      66.7%
George R. Rea....................................         --           --
Howard Steinberg.................................      42,537            *
Patrick J. Sullivan..............................         --           --
Clarence E. Terry................................         --           --
Brion G. Wise....................................       9,537            *
All current directors and executive officers as a
 group (12 persons)(7)...........................  13,388,529(8)      67.0%

--------
*  Less than 1%.

(1)  Based on 15,878,247 shares outstanding as of February 12, 2002.

(2) Includes 461,538 shares purchasable through the exercise of options, which are immediately exercisable. Mr. Hersh has granted a proxy to Sun Catalina with respect to these shares.

(3) Includes 229,281 shares purchasable through the exercise of options, which are immediately exercisable. Mr. Sasnett has granted a proxy to Sun Catalina with respect to these shares.

(4) Includes 461,538 shares purchasable through the exercise of options, which are immediately exercisable. Mr. Rappaport has granted a proxy to Sun Catalina with respect to these shares.

(5) Includes 461,538 shares purchasable through the exercise of options, which are immediately exercisable. Mr. Katz has granted a proxy to Sun Catalina with respect to these shares.

(6) Based upon information set forth in a Schedule 13D filed with the SEC as of August 2, 2001, as amended, and subsequent disclosure, 13,336,455 shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Exchange Act by Messrs. Leder and Krouse and by Sun Catalina, Sun Capital Partners II, LP, a Delaware limited partnership ("Partners LP"), Sun Capital Advisors II, LP, a Delaware limited partnership ("Advisors"), and Sun Capital Partners, LLC, a Delaware limited liability company ("Partners LLC"). Messrs. Leder and Krouse may each be deemed to control Sun Catalina, Partners LP, Advisors and Partners LLC, as Messrs. Leder and Krouse each own 50% of the membership interests in Partners LLC, which in turn is the general and managing partner of Advisors, which in turn is the general and managing partner of Partners LP, which in turn owns 100% of the membership interests of Sun Catalina. Partners LP, Advisors, Partners LLC and Messrs. Leder and Krouse have shared voting and investment power over these shares. Includes (i) up to 750,000 shares owned by previous shareholders of Go-Gro Industries Limited assuming that such shares remain owned by such shareholders, (ii) 222,800 shares, 468,242 shares, 2,100 shares and 2,000 shares owned by Mr. Hersh, Mr. Katz, Mr. Rappaport and Mr. Sasnett, respectively, all of which Sun Catalina has the power to vote pursuant to irrevocable proxies. Except as to such shared voting power, Sun Catalina, Partners LP, Advisors, Partners LLC, and Messrs. Leder and Krouse disclaim beneficial ownership of these shares. Also includes warrants to purchase 4,116,606 shares of Common Stock which are immediately exercisable in full.

(7) The group consists of the 11 current directors (including Mr. Bescoby) and Lynn Skillen, our Chief Financial Officer.

(8) Consists of (i) 13,336,455 shares over which Messrs. Leder and Krouse have shared voting and investment power, (ii) 9,537 shares owned by Mr. Wise and
    (iii) 42,537 shares owned by Mr. Steinberg.

Other Beneficial Owners

   The following table sets forth information with respect to each other shareholder known to us to be the beneficial owner of more than 5% of the outstanding Common Stock as of February 12 2002:

                                                     Beneficial Ownership of
                                                          Common Stock
                                                    ----------------------------
                                                    Number of       Percentage
Name and Address of Beneficial Owner                  Shares      Outstanding(1)
------------------------------------                ----------    --------------
Sun Catalina Holdings, LLC......................... 13,336,455(2)      66.7%
c/o Sun Capital Partners, Inc.
5200 Town Center Circle, Suite 470
Boca Raton, Florida 33486
Sun Capital Partners II, LP........................ 13,336,455(2)      66.7%
c/o Sun Capital Partners, Inc.
5200 Town Center Circle, Suite 470
Boca Raton, Florida 33486
Sun Capital Advisors II, LP........................ 13,336,455(2)      66.7%
c/o Sun Capital Partners, Inc.
5200 Town Center Circle, Suite 470
Boca Raton, Florida 33486
Sun Capital Partners, LLC.......................... 13,336,455(2)      66.7%
c/o Sun Capital Partners, Inc.
5200 Town Center Circle, Suite 470
Boca Raton, Florida 33486

--------

(1)  Based on 15,878,247 shares outstanding as of February 12, 2002.

(2)  Please see Note 6 to the table above.

Compensation Committee Interlocks and Insider Participation

   None of the members of our Compensation and Stock Option Committee during Fiscal 2001 has ever been an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation and Stock Option Committee.

Compensation of Directors

   Prior to the July 2001 closing of the transaction with Sun Catalina and other parties, in which we obtained $11.8 million in additional funding in exchange for equity and debt (the "Sun transaction"), each of our non-employee directors received an annual retainer of $14,000, payable $7,000 in cash and in the number of shares equal to $7,000 calculated on the basis of the fair market value of the Common Stock on the date of our annual meeting of shareholders. The stock was restricted and vested after one year or on a pro rata basis if the director ceased to serve on the board during the year. Directors also received $1,000 per board meeting and committee meeting attended.

   Effective upon the closing of the Sun transaction, we discontinued the payment to directors of retainers and attendance fees. We currently reimburse our directors for travel and lodging expenses in connection with attendance at board and committee meetings. All of our directors are eligible to receive options under our Stock Incentive Plan.

   In November 2001, we granted options to purchase 5,000 shares of Common Stock to each of our directors in consideration for their continuing board service. The exercise price of all such options is the fair market value on the date of grant. These options vest over a four-year period.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and reports of changes in ownership of the Common Stock and our other equity securities. These persons are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. We believe that all of our directors and executive officers complied with these filing requirements in Fiscal 2001.

Compensation of Executive Officers

   The following table sets forth the compensation received for services rendered to us by: (i) our chief executive officer, (ii) our only other executive officer as of the end of Fiscal 2001, who is no longer an executive officer of the Company, (iii) the individual who served as our chief executive officer during a portion of Fiscal 2001, and (iv) two individuals who served as executive officers during a portion of Fiscal 2001 and are no longer in the employ of the Company.

                           Summary Compensation Table

                                                       Long-Term
                                                      Compensation
                                 Annual Compensation     Awards
                                 -------------------- ------------
                                                       Securities    All Other
Name and Principal        Fiscal                       Underlying   Compensation
Position                   Year  Salary ($) Bonus ($) Options (#)       ($)
------------------        ------ ---------- --------- ------------  ------------
Eric Bescoby (1).........  2001    38,219        --         --            --
  Chief Executive Officer  2000       --         --         --            --
                           1999       --         --         --            --
David W. Sasnett (2).....  2001   208,110     10,000    334,615        26,733(8)
  Former Senior Vice
   President and           2000   190,000     20,000     15,000         3,200(9)
  Chief Financial Officer  1999   169,100     20,000     42,000(6)      2,480(9)
Robert Hersh (3).........  2001   291,113        --     561,538        61,733(10)
  Former Chairman, Chief
   Executive               2000   329,815        --         --          3,200(9)
  Officer and President    1999   314,109    168,500        --          2,480(9)
Dean Rappaport (4).......  2001   252,755        --     461,538        61,733(11)
  Former Executive Vice
   President and           2000   296,832        --         --          3,200(9)
  Chief Operating Officer  1999   282,697    168,500    212,500(7)      2,480(9)
Nathan Katz (5)..........  2001   252,755        --     461,538        61,733(11)
  Former Executive Vice
   President               2000   296,832        --         --          3,200(9)
                           1999   282,697    168,500    162,500(7)      2,480(9)

--------
(1) Mr. Bescoby became our chief executive officer on July 31, 2001 in connection with the Sun transaction.

(2) In connection with the Sun transaction, we entered into a Termination Agreement and Release with Mr. Sasnett, providing for the termination of Mr. Sasnett's employment agreement dated October 1, 2000, as amended, in exchange for our payment to Mr. Sasnett of an aggregate of $280,000 payable in quarterly installments over three years and for our issuance to Mr. Sasnett of options to purchase 184,615 shares of Common Stock at $1.18 per share. The Termination Agreement and Release was ratified by our shareholders at a special meeting held in November 2001. We also entered into an Employment

   Agreement with Mr. Sasnett, dated July 23, 2001, providing for a base annual salary of $200,000 and the issuance of options to purchase 150,000 shares of Common Stock at $1.18 per share. Effective as of February 12, 2002, Mr. Sasnett is no longer an executive officer of the Company.

(3) In connection with the Sun transaction, we entered into a Termination Agreement and Release with Mr. Hersh, providing for the termination of Mr. Hersh's employment agreement dated October 1, 1989, as amended, and Mr. Hersh's consulting agreement dated September 30, 1999, in exchange for our payment to Mr. Hersh of an aggregate of $700,000 payable in quarterly installments over three years and for our issuance to Mr. Hersh of options to purchase 461,538 shares of Common Stock at $1.18 per share. The Termination Agreement and Release was ratified by our shareholders at the November 2001 special meeting. Additionally, we entered into an Employment Agreement with Mr. Hersh, dated July 23, 2001, providing for a base annual salary of $250,000 and the issuance of options to purchase 100,000 shares of Common Stock at $1.18 per share. Effective as of August 8, 2001, Mr. Hersh is no longer employed by the Company.

(4) In connection with the Sun transaction, we entered into a Termination Agreement and Release and a Separation Agreement and Release with Mr. Rappaport, providing for the termination of Mr. Rappaport's employment agreement dated October 1, 1989, as amended, and Mr. Rappaport's consulting agreement dated September 30, 1999, in exchange for our payment to Mr. Rappaport of an aggregate of $700,000 payable in quarterly installments over three years and for our issuance to Mr. Rappaport of options to purchase 461,538 shares of Common Stock at $1.18 per share. The Termination Agreement and Release was ratified by our shareholders at the November 2001 special meeting.

(5) In connection with the Sun transaction, we entered into a Termination Agreement and Release and a Separation Agreement and Release with Mr. Katz, providing for the termination of Mr. Katz's employment agreement dated October 1, 1989, as amended, and Mr. Katz's consulting agreement dated September 30, 1999, in exchange for our payment to Mr. Katz of an aggregate of $700,000 payable in quarterly installments over three years and for our issuance to Mr. Katz of options to purchase 461,538 shares of Common Stock at $1.18 per share. The Termination Agreement and Release was ratified by our shareholders at the November 2001 special meeting.

(6) Includes options to purchase 20,000 shares of Common Stock, which options were repriced on December 11, 1998.

(7) Represents options granted in prior years that were repriced on December 11, 1998. These options were cancelled effective July 23, 2001.

(8) Consists of: (i) a matching contribution to our 401(k) plan in the amount of $3,400; and (ii) $23,333 paid on September 1, 2001, representing the first of 12 equal payments to be paid quarterly pursuant to Mr. Sasnett's Termination Agreement and Release.

(9) Represents a matching contribution to our 401(k) plan.

(10) Consists of: (i) a matching contribution to our 401(k) plan in the amount of $3,400; and (ii) $58,333 paid on September 1, 2001, representing the first of 12 equal payments to be paid quarterly pursuant to Mr. Hersh's Termination Agreement and Release.

(11) Consists of: (i) a matching contribution to our 401(k) plan in the amount of $3,400; (ii) $50,000 paid on September 1, 2001, representing the first of 12 equal payments to be paid quarterly pursuant to such individual's Termination Agreement and Release; and (iii) $8,333 paid on September 1, 2001, representing the first of 12 equal payments to be paid quarterly pursuant to such individual's Separation Agreement and Release.

Option Grants

   The following table sets forth certain information regarding options granted during Fiscal 2001 to the individuals named in the Summary Compensation Table. No stock appreciation rights were granted during Fiscal 2001.

                        Option Grants During Fiscal 2001

                                                                                       Potential
                                                                                  Realizable Value at
                                                                                    Assumed Annual
                         Number of                                                  Rates of Stock
                         Securities  Percent of Total                              Appreciation for
                         Underlying Options Granted to                              Option Term(5)
                          Options      Employees in     Exercise Price Expiration -------------------
Name(1)                  Granted(2) Fiscal Year 2001(3)  Per Share(4)     Date       5%       10%
-------                  ---------- ------------------- -------------- ---------- -------- ----------
Eric Bescoby............      --            --                --             --        --         --
David W. Sasnett........  334,615          18.1%            $1.18      7/23/2011  $248,316 $  629,282
Robert Hersh............  561,538          30.4%            $1.18      7/23/2011  $416,715 $1,056,037
Dean Rappaport..........  461,538          25.0%            $1.18      7/23/2011  $342,505 $  867,976
Nathan Katz.............  461,538          25.0%            $1.18      7/23/2011  $342,505 $  867,976

--------
(1) Please see the Summary Compensation Table for titles of the persons named in the table.

(2) These options were granted under Termination Agreements and Release and Employment Agreements dated July 23, 2001, which were ratified by our shareholders at the November 2001 special meeting. All options have vested, except for 150,000 options granted to Mr. Sasnett which have a four-year vesting period and 100,000 options granted to Mr. Hersh which were canceled upon his resignation in August 2001.

(3)  Based on 1,845,229 options granted to all employees in Fiscal 2001.

(4) Represents the agreed-upon price per the Termination Agreement and Release and Employment Agreements dated July 23, 2001.

(5) The 5% and 10% assumed annual rates of compounded stock appreciation are mandated by the rules of the SEC. We cannot assure you that the actual stock price will appreciate over the ten-year option term at the 5% or 10% levels or at any other rate.

Option Exercises

   The following table sets forth information concerning the shares of Common Stock represented by outstanding stock options held as of September 30, 2001 by each of the individuals named in the Summary Compensation Table. None of these individuals exercised options during Fiscal 2001.

       Option Exercises in Fiscal 2001 and Fiscal Year End Option Values

                               Number of Securities      Value of In-the-Money
                               Underlying Options at          Options at
                                  Fiscal Year End       Fiscal Year End ($)(2)
                             ------------------------- -------------------------
Name(1)                      Exercisable Unexercisable Exercisable Unexercisable
-------                      ----------- ------------- ----------- -------------
Eric Bescoby................       --           --         --           --
David W. Sasnett............   229,281      162,334        --           --
Robert Hersh................   461,538          --         --           --
Dean Rappaport..............   461,538          --         --           --
Nathan Katz.................   461,538          --         --           --

--------
(1) Please see the Summary Compensation Table for titles of the persons named in the table.

(2) Based on the closing price per share of our common stock as reported by the NASDAQ Over-the Counter Bulletin Board on September 30, 2001 of $0.65, minus the exercise price per share, multiplied by the number of shares of Common Stock underlying the option.

Repricing of Stock Options

   The following table sets forth information about the repricing of stock options held by current and former executive officers during the last ten fiscal years ended September 30, 2001.

                           Ten-Year Option Repricings

                                      Number of                       Exercise             Length of Original
                                      Securities    Market Price of   Price at                Option Term
                                      Underlying     Stock at Time      Time       New    Remaining at Date of
                          Date of  Options Repriced of Repricing or of Repricing Exercise     Repricing or
Name                     Repricing    or Amended       Amendment    or Amendment  Price    Amendment (Years)
----                     --------- ---------------- --------------- ------------ -------- --------------------
David W. Sasnett........ 12/11/98       12,500          $2.4375        $4.125    $2.4375          6.0
 Former Senior Vice      12/11/98        7,500          $2.4375        $4.125    $2.4375          6.9
 President and Chief
 Financial Officer
Dean Rappaport.......... 12/11/98       50,000          $2.4375        $3.375    $2.4375          2.8
 Former Executive Vice   12/11/98       50,000          $2.4375        $4.875    $2.4375          3.1
 President and Chief     12/11/98       50,000          $2.4375        $4.125    $2.4375          3.8
 Operating Officer       12/11/98       62,500          $2.4375        $6.750    $2.4375          6.0
Nathan Katz............. 12/11/98       50,000          $2.4375        $4.875    $2.4375          3.1
 Former Executive Vice   12/11/98       50,000          $2.4375        $5.250    $2.4375          4.1
 President               12/11/98       62,500          $2.4375        $6.750    $2.4375          6.0
Thomas M. Bluth......... 12/11/98       17,500          $2.4375        $4.125    $2.4375          6.0
 Former Senior Vice      12/11/98        5,000          $2.4375        $4.125    $2.4375          6.9
 President, Treasurer
 and Secretary
William D. Stewart...... 12/11/98       30,000          $2.4375        $2.500    $2.4375          2.8
 Former Executive Vice   12/11/98       20,000          $2.4375        $3.375    $2.4375          2.8
 President               12/11/98       50,000          $2.4375        $4.875    $2.4375          3.1
                         12/11/98       50,000          $2.4375        $4.125    $2.4375          3.8
                         12/11/98       62,500          $2.4375        $6.750    $2.4375          6.0

Employment, Termination and Change in Control Arrangements

   We entered into employment agreements (the "Prior Employment Agreements") with three previous members of executive management: Robert Hersh, Dean Rappaport and Nathan Katz. Commencing October 1, 1993, the base annual salaries of Messrs. Hersh, Rappaport and Katz were $246,112, $221,500 and $221,500, respectively, with annual increases equal to the greater of 5% or the percentage increases in the consumer price index published by the U.S. Department of Labor. Each of the Prior Employment Agreements would have expired on September 30, 2001. The Prior Employment Agreements each provided that, unless the employee was terminated for cause, 180 days after an Acquisition of Control (as defined in the Prior Employment Agreements), we were required to
(i) pay to the employee a lump sum payment equal to three times the sum of the employee's salary for the then-current fiscal year and the bonus payable to the employee for the fiscal year immediately preceding the current fiscal year, and
(ii) continue to provide benefits to the employee for a three-year period. In addition, if the employee's employment with the Company were terminated for any reason other than for cause within one year following an Acquisition of Control, then the employee would have had the option, for 30 days after the date of such termination of employment, to enter into a three-year consulting and non-competition agreement for $250,000 per year.

   Effective October 1, 2000, we entered into an employment agreement with David W. Sasnett (the "2000 Sasnett Employment Agreement") that replaced his change in control agreement with the Company. The 2000 Sasnett Employment Agreement would have expired on September 30, 2001 and provided for an annual salary of $210,000 and a severance payment equal to (i) the pro rata portion of Mr. Sasnett's annual salary for the remainder of the agreement term plus an amount equal to Mr. Sasnett's annual salary and benefits if he was terminated without "cause" (as defined in the agreement), or (ii) Mr. Sasnett's annual salary and annual benefits if the agreement was not renewed upon its expiration. This agreement also provided for a lump sum payment equal to two times the sum of his annual salary and annual benefits upon an Acquisition of Control (as defined in the 2000 Sasnett Employment Agreement). If Mr. Sasnett's employment with the Company would have been terminated for any reason other than for cause within one year following an Acquisition of Control, then he would have had the option, exercisable for 30 days after the date of such termination of employment, to enter into a two-year consulting and non-competition agreement for $50,000 per year.

   Each of the Prior Employment Agreements and the 2000 Sasnett Employment Agreement were terminated as of July 23, 2001 in connection with the Sun transaction. Messrs. Rappaport and Katz terminated their employment with the Company as of July 23, 2001 pursuant to the terms of the Termination Agreement and Release and the Separation Agreement and Release described below. Mr. Sasnett and Mr. Hersh continued their employment with the Company pursuant to the terms of the Employment Agreements dated July 23, 2001 described below. Subsequently, Mr. Hersh resigned from the Company as an officer and director effective as of August 8, 2001, and Mr. Sasnett resigned as an officer of the Company, effective as of February 12, 2002.

   Dean Rappaport. In connection with the Sun transaction, we entered into a Termination Agreement and Release and a Separation Agreement and Release with Mr. Rappaport, each of which is dated July 23, 2001, providing for the termination of Mr. Rappaport's Prior Employment Agreement and Mr. Rappaport's consulting agreement dated September 30, 1999, in exchange for our payment to Mr. Rappaport of an aggregate of $700,000 payable in quarterly installments over three years and for our issuance to Mr. Rappaport of options to purchase 461,538 shares of Common Stock at $1.18 per share.

   Nathan Katz. In connection with the Sun transaction, we entered into a Termination Agreement and Release and a Separation Agreement and Release with Mr. Katz, each of which is dated July 23, 2001, providing for the termination of Mr. Katz's Prior Employment Agreement and Mr. Katz's consulting agreement dated September 30, 1999, in exchange for our payment to Mr. Katz of an aggregate of $700,000 payable in quarterly installments over three years and for our issuance to Mr. Katz of options to purchase 461,538 shares of Common Stock at $1.18 per share.

   David W. Sasnett. In connection with the Sun transaction, we entered into a Termination Agreement and Release with Mr. Sasnett, dated July 23, 2001, providing for the termination of the 2000 Sasnett Employment Agreement in exchange for our payment to Mr. Sasnett of an aggregate of $280,000 payable in quarterly installments over three years and for our issuance to Mr. Sasnett of options to purchase 184,615 shares of Common Stock at $1.18 per share. Additionally, we entered into an Employment Agreement with Mr. Sasnett, dated July 23, 2001 (the "2001 Sasnett Employment Agreement"), providing for a base annual salary of $200,000, the issuance of options to purchase 150,000 shares of Common Stock at $1.18 per share, certain fringe benefits and, after Fiscal 2001, eligibility for a discretionary bonus of up to 50% of his base salary. The 2001 Sasnett Employment Agreement also provides that, for a term of one year (which renews automatically for subsequent one-year terms, unless terminated), Mr. Sasnett serves as our senior vice president, chief financial officer, treasurer and secretary. Mr. Sasnett resigned from these offices, effective as of February 12, 2002.

   Robert Hersh. In connection with the Sun transaction, we entered into a Termination Agreement and Release with Mr. Hersh, dated July 23, 2001, providing for the termination of Mr. Hersh's Prior Employment Agreement and Mr. Hersh's consulting agreement dated September 30, 1999, in exchange for our payment to Mr. Hersh of an aggregate of $700,000 payable in quarterly installments over three years and for our issuance to Mr. Hersh of options to purchase 461,538 shares of Common Stock at $1.18 per share. Additionally, we entered into an Employment Agreement with Mr. Hersh, dated July 23, 2001 (the "2001 Hersh Employment Agreement"), providing for a base annual salary of $250,000, the issuance of options to purchase 100,000 shares of common stock at $1.18 per share, certain fringe benefits and, after Fiscal 2001, eligibility for a discretionary bonus of up to 60% of his base salary. The 2001 Hersh Employment Agreement provided that, for a term of one year (which was to renew automatically for subsequent one-year terms, unless terminated), Mr. Hersh would serve as the president of the Company. Subsequently, Mr. Hersh submitted his resignation from the Company as an officer and director, effective as of August 8, 2001.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
                           OF THE BOARD OF DIRECTORS

   The Compensation and Stock Option Committee (the "Committee") was responsible for developing the Company's executive compensation strategy and for administering the policies and programs that implement this strategy during Fiscal 2001.

   The Committee reviews and approves the compensation of the Company's executive officers each year. One of the two individuals that held the position of chief executive officer as well as the three other most senior executive officers during the year (two of whom resigned their employment with the Company during the year) were parties to employment agreements with the Company during the year. As of July 2001, only the Company's chief financial officer was party to an employment agreement with the Company. Reference is made to "Employment, Termination and Change in Control Arrangements" above for a discussion of the Company's employment and other agreements with its executive officers. In reviewing these executive officers' compensation for Fiscal 2001, the Committee determined that corporate and individual performance was adequately compensated under the terms of these individuals' employment agreements.

   Accordingly, these executive officers' salaries were established at the minimum level prescribed under such agreements. These officers also participated in the Company-wide 401(k) plan, under which the Company, subject to the statutory limits, matches 50% of an employee's contributions up to 1% of the employee's salary. For the Company's other key employees, the determinations by the Committee regarding base salary and bonuses were based upon our determinations regarding individual experience and capabilities, performance issues specific to the employee's particular responsibilities and salaries paid by other companies for comparable positions.

   The Committee did not grant any stock options or restricted stock to executive officers during Fiscal 2001, other than those granted in July 2001 to Messrs. Sasnett, Hersh, Rappaport and Katz pursuant to their Termination Agreements and Releases and, in the case of Mr. Sasnett, also pursuant to his employment agreement.

   As stated above, two individuals held the position of chief executive officer during Fiscal 2001: Robert Hersh served as chief executive officer until July 31, 2001, at which time Eric Bescoby was appointed to the position. Mr. Hersh resigned his employment with the Company effective as of August 8, 2001. Mr. Hersh's compensation for Fiscal 2001 was determined in accordance with the provisions of his employment agreement entered into in August 1989, as amended. As so amended, the agreement provided for a base salary and did not provide for a bonus in Fiscal 2001. When Mr. Bescoby became the chief executive officer, the determination of his compensation was based on the philosophy of providing a competitive level of compensation consistent with Mr. Bescoby's responsibilities and experience as well as the Company's business performance goals. Mr. Bescoby did not receive a bonus in Fiscal 2001.

   The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code which imposes a limit on tax deductions for annual compensation in excess of $1,000,000 paid to any of the five most highly compensated executive officers, which is not "performance-based" in accordance with certain requirements. The Committee has not adopted a policy requiring that all compensation arrangements qualify for deductibility under Section 162(m), meaning that options granted after April 10, 1997 may not be deductible if and to the extent their value ever causes one of the Company's executive officers to receive more than $1,000,000 in compensation during any one year. However, all options granted prior to April 10, 1997, the date of the Company's 1997 Annual Meeting, are exempt from Section 162(m) under a "grandfather" provision.

Respectfully submitted,

/s/ Howard Steinberg

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the Company's financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent".

   In this context, and in connection with the September 30, 2001 financial statements, we (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by generally accepted auditing standards (SAS 61); (3) received and discussed a letter relating to the independence of Deloitte & Touche LLP, as required by rules promulgated by the Independence Standards Board; and (4) considered whether Deloitte & Touche LLP's provision of non-audit services to the Company is compatible with independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

Respectfully submitted,

/s/ George R. Rea
/s/ Patrick J. Sullivan
/s/ Brion Wise

                         INDEPENDENT PUBLIC ACCOUNTANTS

   Deloitte & Touche LLP audited our financial statements for Fiscal 2001. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

   The Board of Directors, upon the recommendation of the Audit Committee, will engage an auditing firm for the fiscal year ending September 30, 2002. As of the date of this Proxy Statement, the Audit Committee has not finalized or proposed a recommendation to the Board.

Audit Fees

   The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively "Deloitte") for professional services rendered to us for the audit of the Company's annual financial statements for Fiscal 2001 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for such year were approximately $358,000.

Financial Information Systems Design and Implementation Fees

   We did not engage Deloitte to provide advice to us regarding financial information systems design and implementation during Fiscal 2001.

All Other Fees

   The aggregate fees billed by Deloitte for services rendered to the Company in Fiscal 2001, other than the services described above under "Audit Fees", were approximately $119,200. Such other services consisted of tax services, the audit of the Company's 401(k) plan and other miscellaneous services.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

   The following line graph compares the cumulative total return of our Common Stock to the total return index for the Standard & Poor's 500 Index and a Peer Group Index of five stocks for the five-year period from September 30, 1996 through September 30, 2001. The graph assumes $100 invested at the beginning of the period and reinvestment of dividends, if any.

   The Peer Group consists of Applica Inc. (formerly known as Windmere-Durable Holdings, Inc.), Helen of Troy Corporation, Thomas Industries, Inc., Genlyte Group, Inc. and Craftmade International, Inc. The companies included as part of the Peer Group Index were selected on the basis of the similarity of such companies to us, considering such factors as products sold, sourcing of products, distribution channels and the industry within which such companies operate.

   The comparisons shown in the graph are based on historical data. We caution that the stock price performance shown is not indicative of, nor intended to forecast, the potential future performance of our Common Stock. The information used in the graph was obtained from U.S. Pricing and World Scope, a source we believe to be reliable, but we are not responsible for any errors or omissions in such information.

 Comparison of Cumulative Total Return Among the Company, the S&P 500 Index and
                                  a Peer Group

                             [Graph Appears Here]

                                 9/96     9/97    9/98    9/99    9/00    9/01
                                ------   ------  ------  ------  ------  ------
Catalina Lighting, Inc.         100.00   153.33   60.00  110.00   91.68   17.33
S&P 500                         100.00   140.45  153.15  195.74  221.74  162.71
PEER GROUP                      100.00   194.72  165.23  147.18  130.35  161.31

   Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by us under those statutes, the Report of the Compensation and Stock Option Committee, the Report of the Audit Committee and the Shareholder Return Performance Graph shall not be deemed to be filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   On July 23, 2001, we entered into a ten-year agreement with an affiliate of our majority shareholder to provide management services to us at an annual fee of $500,000, payable quarterly. This management services expense for Fiscal 2001 amounted to $98,000. We also paid an investment banking fee of $400,000 to another affiliate of our majority shareholder in connection with the Sun transaction.

   We lease our Hong Kong office from a company owned by one of our shareholders. The lease expires in 2004 but may be extended for an additional year. Rent expense related to this lease was approximately $222,000 for Fiscal 2001.

   During Fiscal 2001, Go-Gro Industries, Inc. ("Go-Gro"), our wholly-owned subsidiary, purchased $1.9 million in raw materials from an affiliate which is 50% owned by us. Amounts due by Go-Gro to this affiliate were $282,000 as of September 30, 2001.

   Go-Gro also purchased $2.1 million in raw materials in Fiscal 2001 from another affiliate which is 40% owned by us. Amounts due by Go-Gro to this affiliate were $239,000 as of September 30, 2001.

   Amounts receivable from two former executive vice presidents of the Company (Mr. Rappaport and Mr. Katz) totaled $212,000 immediately prior to the Sun transaction. These amounts are being repaid on a quarterly basis in the aggregate amount of $16,667 from the proceeds due these former executives under the Settlement and Termination Agreements negotiated as part of the Sun transaction. As of September 30, 2001, the remaining amounts due from these individuals totaled $194,000.

                                 OTHER MATTERS

   At the time of the mailing of this Proxy Statement, we do not expect any business other than that set forth above to come before the Annual Meeting or any adjournment thereof. Should any matters properly come before the Annual Meeting or any adjournment thereof, the proxy holder will vote on these matters according to his discretion and best judgment.

                            EXPENSES OF SOLICITATION

   We will bear the cost of solicitation of proxies for the Annual Meeting. We will make solicitations primarily by mail or by facsimile, but our regular employees may solicit proxies personally or by telephone or telegraph. We will ask brokerage houses and other nominees, custodians and fiduciaries to forward proxy soliciting material and our Annual Report to the beneficial owners of the shares of our Common Stock held of record by them, and we will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

                           2003 SHAREHOLDER PROPOSALS

   If you would like to submit a proposal for the 2003 Annual Meeting of Shareholders, it must be received by the Secretary of the Company at 18191 N.W. 68th Avenue, Miami, Florida 33015, at any time prior to October 28, 2002, and must otherwise comply with Rule 14a-8 under the Securities Exchange Act of 1934, in order to be eligible for inclusion in our proxy statement for that meeting.

   Our Bylaws provide that advance notice of nominations of persons for election to the Board of Directors or the proposal of business to be considered by the shareholders generally must be given to the Secretary of the Company not less than 120 days prior to the first anniversary of the date of the mailing of materials regarding the prior year's annual meeting, which mailing date is identified above in this Proxy Statement under the heading "General Information", unless the date of the next Annual Meeting changes by more than 30 days from the date of this Annual Meeting. If the date of the next Annual Meeting changes by more than 30 days from the date of this Annual Meeting, such proposal or nomination must be delivered not later than the close of business on the later of the 120 days preceding the next Annual Meeting or ten days after the public announcement of the date for the next Annual Meeting.

   To be in proper form, a shareholder's notice must set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owners, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, (B) the number of shares of Common Stock which are owned (beneficially or of record) by such shareholder and such beneficial owner, (C) a description of all arrangements or understandings between such shareholder and such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder and of such beneficial owner in such business, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Lynn Skillen

                                          Lynn Skillen
                                          Chief Financial Officer
                                           and Secretary

                             CATALINA LIGHTING, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          Annual Meeting of Shareholders
                                  March 14, 2002

The undersigned shareholder of Catalina Lighting, Inc. (the "Company") hereby appoints Eric Bescoby as attorney and proxy of the undersigned, with full power of substitution, to represent the undersigned and vote all shares of Common Stock, par value $.01 per share, of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held on Thursday, March 14, 2002, at 1:00 p.m. (local time), at the offices of the Company located at 18191 N.W. 68th Avenue, Miami Florida 33015, and at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1. THIS PROXY ALSO WILL BE VOTED IN THE DISCRETION OF THE HOLDER HEREOF UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

               (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\

Please mark your votes as indicated in this example [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL NOMINEES

Proposal 1: Election of the following nominees to the Board of Directors:

01  Eric Bescoby
02  Kevin J. Calhoun
03  C. Deryl Couch
04  Michael H. Kalb
05  Rodger R. Krouse
06  Marc L. Leder
07  George R. Rea
08  Patrick J. Sullivan
09  Clarence E. Terry

FOR   [ ]             AUTHORITY         AUTHORITY WITHHELD FOR THE
                      WITHHELD          FOLLOWING ONLY: (WRITE THE NAME(S)
                      FOR ALL           ON THE LINE BELOW)
                      NOMINEES   [ ]

                                        ----------------------------------------

In his discretion, the Proxy holder is authorized to vote upon such other matters as may properly come before the meeting.

Please disregard if you have previously provided your consent.  [ ]

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a web-page which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please sign full title as such. If a corporation, then please sign in full corporate name as President or other authorized officer. If a partnership, then please sign in partnership name by authorized person.


                              Dated:                                      , 2002
                                    ---------------------------------------

                              Signature(s)
                              --------------------------------------------------

                              Signature(s)
                              --------------------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

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